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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549
                               F O R M   8 - K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                 May 24, 1995
                            ----------------------
                               (Date of Report)




                          National City Corporation
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           (Exact name of registrant as specified in its charter)

      Delaware                          1-10074                34-1111088
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(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)         Identification No.)


 1900 East Ninth Street, Cleveland, Ohio                         44114
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(Address of principal executive offices)                        (Zip Code)

                                 216-575-2000
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              (Registrant's telephone number, including area code)




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Item 5.              Other Events
                     ------------

        Registrant is submitting the exhibits hereto for filing as anticipated in the Prospectus dated July 11, 1994 and Prospectus Supplement dated May 17, 1995 in connection therewith, both as included in Registrant's Registration Statement on Form S-3 (File No. 33-39480) as amended by Registrant's Post Effective Amendment No. 1 on Form S-3 (File No. 33-54323).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        a)    Financial Statements of business acquired:     None.

        b)    Pro forma financial information:     None.

        c)    Exhibits:

        4.7   Form of 7.20% Subordinated Note Due 2005.

        12.1  Computation of Ratio of Earnings to Fixed Charges.


                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 24, 1995                   By  \s\ Robert G Siefers
                                         -----------------------------
                                         Robert G. Siefers
                                         Executive Vice President
                                         and Chief Financial Officer


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